UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2019

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on March 14, 2018, iHeartMedia, Inc. (the “Company” or “iHeartMedia”) and certain of its direct and indirect wholly-owned subsidiaries (collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the case styled In re iHeartMedia, Inc., et al., Case No. 18-31274 (MI). Clear Channel Outdoor Holdings, Inc. (“CCOH”) and its direct and indirect subsidiaries did not file voluntary petitions for reorganization under the Bankruptcy Code and are not Debtors in the Chapter 11 Cases.

On January 22, 2019, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming Debtors’ Modified Fifth Amended Joint Chapter 11 Plan of Reorganization of iHeartMedia, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Confirmation Order”), which approved and confirmed the Modified Fifth Amended Joint Chapter 11 Plan of Reorganization of iHeartMedia, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”).

The Debtors expect that the effective date of the Plan (the “Effective Date”) will occur in the first half of 2019 as soon as all conditions precedent to the Plan have been satisfied and certain steps related to the Separation (as defined below) are completed. The Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates a restructuring of the Debtors that will reduce the Debtors’ debt from approximately $16.1 billion to $5.75 billion, and will result in the separation (the “Separation”) of CCOH from the Company, creating two independent companies.

The treatment of claims and interests of the Debtors’ creditors, and related recoveries of such creditors, under the Plan is as follows.

Senior Creditors

Holders of Allowed 2019 PGN Claims and Allowed Term Loan Credit Agreement Claims collectively will receive their pro rata share of:

•

$3,591 million of the new debt of iHeartMedia, which new debt is expected to be comprised of $3,500.0 million principal amount of new term loans, $800.0 million principal amount of new senior secured notes and $1,450.0 million principal amount of new senior notes (the “New Debt”);

•

60.82% of the equity of the reorganized iHeartMedia (“Reorganized iHeart”), which equity is comprised of Reorganized iHeart Class A Common Stock and Reorganized iHeart Class B Common Stock (collectively, the “Reorganized iHeartMedia Common Stock”) and special warrants to purchase Reorganized iHeartMedia Common Stock (the “Special Warrants” and together with the Reorganized iHeartMedia Common Stock, the “Reorganized iHeart Equity”), subject to dilution by any Reorganized iHeart Common Stock issued pursuant to a post-emergence equity incentive plan or, if applicable, interests in a trust that may be created to hold Reorganized iHeart Common Stock and/or Special Warrants pending the Federal Communications Commission’s approval of the transactions contemplated by the Plan of Reorganization (the “FCC Trust”); and

•	63.78% of iHeartMedia’s share of CCOH equity (iHeartMedia’s share of CCOH equity comprises approximately 89.1% of the total CCOH equity).

Holders of Allowed PGN Claims other than 2019 PGN Claims collectively will receive their pro rata share, subject to certain agreements amongst the Holders of such Allowed PGN Claims, of:

•	$1,959 million of the New Debt;

•

33.18% of the Reorganized iHeart Equity, subject to dilution by any Reorganized iHeart Common Stock issued pursuant to a post-emergence equity incentive plan or, if applicable, interests in the FCC Trust; and

•	36.22% of iHeartMedia’s share of CCOH equity (iHeartMedia’s share of CCOH equity comprises approximately 89.1% of the total CCOH equity).

2021 Notes Claims and Legacy Notes Claims

Holders of Allowed 2021 Notes Claims and Allowed Legacy Notes Claims collectively will receive their pro rata share, subject to certain agreements amongst the Holders of such Allowed 2021 Notes Claims and Allowed Legacy Notes Claims, of:

•	$200 million of the New Debt; and

•

5.00% of the Reorganized iHeart Equity, subject to dilution by any Reorganized iHeart Common Stock issued pursuant to a post-emergence equity incentive plan or, if applicable, interests in the FCC Trust.

Additionally, 0.1% of the Reorganized iHeart Equity or the interests in the FCC Trust that otherwise would have been distributed to the Consenting Sponsors will be distributed to Holders of Allowed Legacy Notes Claims pursuant to an agreement between the Consenting Sponsors and certain Holders of Allowed Legacy Notes Claims.

General Unsecured Claims

Holders of Allowed General Unsecured Claims:

•

against Non-Obligor Debtors (iHeartMedia and iHeartMedia Capital II, LLC) and TTWN Debtors (Clear Channel Metro LLC, TTWN Networks, LLC, and TTWN Media Networks, LLC) will be paid the full amount of such Allowed General Unsecured Claim in cash;

•	against iHeartCommunications, Inc. (“iHeartCommunications”) will receive a payment equal to 14.44% of such Allowed General Unsecured Claim in cash; and

•	against Guarantor Debtors will receive payment of between 45% and 55% of such Allowed General Unsecured Claim in cash.

CCOH

In connection with the Separation, in accordance with the Plan and the previously disclosed Settlement Agreement, dated as of December 16, 2018 with GAMCO Asset Management Inc.:

•	the cash sweep arrangement under the existing Corporate Services Agreement between CCOH and iHeartCommunications will be terminated on the Effective Date;

•	any agreements or licenses requiring royalty payments to iHeartMedia and the Debtors by CCOH for trademarks or other intellectual property will be terminated on the Effective Date;

•	a new transition services agreement will supersede and replace the existing Corporate Services Agreement;

•

the Debtors agreed to waive (i) the set-off for the value of the intellectual property transferred, including royalties and (ii) the repayment of the post-petition intercompany balance outstanding in favor of the Debtors as of December 31, 2018;

•	iHeartMedia will provide an unsecured revolving line of credit in an aggregate amount not to exceed $200 million to CCOH for a period of no more than three years following the Effective Date;

•

iHeartMedia will indemnify CCOH for 50% of certain tax liabilities imposed on CCOH in connection with the Separation on or prior to the third anniversary of the Separation in excess of $5.0 million, with iHeartMedia’s aggregate liability limited to $15.0 million;

•

iHeartMedia will reimburse CCOH for one-third of potential costs relating to certain leases between CCOH and third parties in excess of $10.0 million of such costs up to the first $35.0 million of such costs such that iHeartMedia will not bear more than $8.33 million of such costs;

•	CCOH will receive a payment equal to 14.44%, or $149 million, in cash of its Allowed Claim under the Intercompany Note owed by iHeartCommunications to CCOH; and

•

iHeartMedia and CCOH will provide mutual releases, including a release of all Claims that have been asserted, could have been asserted or ever could be asserted with respect to the Chapter 11 Cases and certain stockholder litigation.

Current iHeartMedia Equityholders

Holders of Allowed iHeart Interests will receive their pro rata share of 1% of the Reorganized iHeart Equity, subject to the agreement between the Consenting Sponsors and certain Holders of Allowed Legacy Notes Claims referred to above and dilution by any Reorganized iHeart Common Stock issued pursuant to a post-emergence equity incentive plan.

Share Information

As of December 31, 2018, there were 32,292,944 shares of iHeartMedia’s Class A common stock, 555,556 shares of iHeartMedia’s Class B common stock and 58,967,502 shares of iHeartMedia’s Class C common stock outstanding. On the Effective Date, iHeartMedia’s outstanding equity interests will be cancelled and Reorganized iHeart will issue the Reorganized iHeart Equity, or if applicable, interests in the FCC Trust, in exchange for claims against or interests in the Debtors as detailed above. The Reorganized iHeart Equity issued on the Effective Date will be subject to dilution by any Reorganized iHeart Common Stock issued pursuant to a post-emergence equity incentive plan. Under the Plan, Reorganized iHeart is required to use reasonable best efforts to obtain listing of the New iHeart Class A Common Stock on a recognized U.S. stock exchange as promptly as reasonably practicable on or after the New iHeart Class A Common Stock is distributed to holders of claims. In the event that listing on such a stock exchange has not occurred by such date, Reorganized iHeart is required to use reasonable best efforts to qualify the New iHeart Class A Common Stock for trading in the pink sheets until such time as the New iHeart Class A Common Stock is listed on a recognized U.S. stock exchange.

In addition, the Plan contemplates the Separation of iHeartMedia’s business from CCOH on the Effective Date. To effect the Separation, following a series of steps that include the transfer of the iHeartMedia radio business to a newly formed subsidiary of iHeartCommunications, CCOH will merge with and into Clear Channel Holdings, Inc. (a Debtor subsidiary), with CCH surviving the merger and changing its name to Clear Channel Outdoor Holdings, Inc. (“New CCOH”), and shares of CCOH Class A common stock (other than shares of CCOH Class A common stock held by CCH or any direct or indirect wholly-owned subsidiary of CCH) will be converted into an equal number of shares of common stock of New CCOH (“New CCOH Common Stock”). The shares of CCOH Class A common stock held by CCH and its subsidiaries will be canceled and retired, and no shares of New CCOH Common Stock will be exchanged for such shares. The outstanding shares of CCH immediately before the merger will convert into a number of shares of New CCOH Common Stock equal to the number of shares of CCOH Common Stock held by CCH immediately before the merger. As a result, immediately after the merger, New CCOH will have a single class of common stock, the pre-merger CCOH Class A common stockholders (other than CCH and its subsidiaries) will own the same percentage of New CCOH that they owned of CCOH immediately before the merger, and all of the remaining 325,726,917 outstanding shares of New CCOH Common Stock will be held by iHeartCommunications. The New CCOH Common Stock held by iHeartCommunications (comprising approximately 89.1% of the total New CCOH Common Stock) will be transferred by iHeartCommunications to Holders of Allowed PGN Claims and Allowed Term Loan Credit Agreement Claims as detailed in the section entitled “The Plan of Reorganization and Treatment of Claims and Interests” above. On the Effective Date, the applicable Debtors will execute documents to effect the Separation.

Releases and Exculpation

The Plan contains certain release and exculpation provisions that provide releases for the benefit of the Debtors and certain claimholders and their respective affiliates and a full exculpation from liability in favor of the Debtors and the members of the official committee of unsecured creditors and their respective affiliates, in each case, as further set forth in Article VIII of the Plan.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date was included in the Monthly Operating Report for the period from November 1, 2018 to November 30, 2018 (the “Monthly Operating Report”) filed by the Company with the Bankruptcy Court and with the Securities and Exchange Commission on December 31, 2018. In the Monthly Operating Report, the Company reported Debtors’ consolidated total assets of $7.6 billion and Debtors’ consolidated total liabilities of $18.1 billion as of November 30, 2018.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Company or any of its subsidiaries. The Debtors prepared the Monthly Operating Report solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 cases. The financial information contained in the Monthly Operating Report is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. There can be no assurance that such information is complete, and the Monthly Operating Report may be subject to revision. Subsequent information or discovery may result in material changes to the Monthly Operating Report and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the Monthly Operating Report.

Item 7.01. Regulation FD Disclosure.

On January 22, 2019, the Company issued a press release announcing the approval of the Plan. A copy of the press release is being furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.2 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Information

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. This report contains various forward-looking statements which represent our expectations or beliefs concerning future events, including, without limitation, the Company’s future capital structure, the Company’s ability to consummate the Plan and the Effective Date of the Plan. Statements expressing expectations and projections with respect to future matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution that these forward-looking statements involve a number of risks and uncertainties and are subject to many variables which could impact the Company’s future events. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance. There can be no assurance, however, that management’s expectations will necessarily come to pass. Actual future events and performance may differ materially from the expectations reflected in our forward-looking statements. We do not intend, nor do we undertake any duty, to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Modified Fifth Amended Joint Chapter 11 Plan of Reorganization of iHeartMedia, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, dated January 22, 2019.

99.1	Findings of Fact, Conclusions of Law, and Order Confirming Debtors’ Modified Fifth Amended Joint Chapter 11 Plan of Reorganization of iHeartMedia, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, as entered by the Bankruptcy Court on January 22, 2019.

99.2	Press release dated January 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: January 28, 2019	By:	/s/ Lauren E. Dean
Lauren E. Dean
Senior Vice President, Associate General Counsel and Assistant Secretary